UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     January 10, 2002
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)














Item 5.  Other Events

MBNA Corporation released earnings for the fourth quarter of 2001 on January 10, 2002, as filed in exhibit 99 under Item 7.

Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits















































                                                                   Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2001          2000         2001          2000
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income....... $   412,747  $   282,969  $  1,391,037  $ 1,178,632
Provision for possible
 credit losses............     285,237      132,294     1,140,615      547,309
Other operating income....   1,908,277    1,462,889     6,939,619    5,136,786
Other operating expense...   1,194,816      928,870     4,474,831    3,647,702
  Net income..............     524,766      423,826     1,694,291    1,312,532

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(b)............... $       .61  $       .49  $       1.97  $      1.58
Earnings-assuming
 dilution(b)..............         .60          .48          1.92         1.53
Dividends.................         .09          .08           .36          .32
Book value................        8.90         7.53

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RATIOS:

Return on average total
 assets...................        4.77%        4.57%         4.16%        3.94%
Return on average
 stockholders' equity.....       27.55        26.10         24.07        25.79
Average receivables to
 average deposits.........       84.30        81.53         80.88        85.79
Stockholders' equity to
 total assets.............       17.16        17.13

Loan Receivables:
  Delinquency(c)..........        4.64         3.89
  Net credit losses(a)....        4.39         4.14          4.20         3.38

Managed Loans:
  Delinquency(d)(e).......        5.09         4.49
  Net credit losses(e)....        4.86         5.51          4.74         4.39
  Net interest margin(f)..        9.00         7.00          8.42         7.08
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2001          2000         2001          2000
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                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for
   securitization......... $ 9,929,948  $ 8,271,933
  Loan portfolio..........  14,703,616   11,682,904
  Securitized loans.......  72,862,487   68,835,884
                           -----------  -----------
    Total managed loans... $97,496,051  $88,790,721
                           ===========  ===========

Average for the Period:
  Loans held for
   securitization......... $ 7,588,123  $ 7,518,783  $  6,909,840  $  8,129,333
  Loan portfolio..........  14,531,409   11,029,257    13,429,548     9,588,815
  Securitized loans.......  72,295,037   67,281,639    70,560,600    59,726,838
                           -----------  -----------  ------------  ------------
    Total managed loans... $94,414,569  $85,829,679  $ 90,899,988  $ 77,444,986
                           ===========  ===========  ============  ============

For the Period:
  Sales and cash advance
   volume................. $39,201,482  $34,874,588  $142,261,636  $125,683,731

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(a)(g):

Net interest income....... $ 2,314,665  $ 1,605,534  $  8,204,142  $  5,837,109
Provision for possible
 credit losses............   1,190,594    1,123,129     4,592,629     3,348,289
Other operating income....     911,716    1,131,159     3,578,528     3,279,289
Other operating expense...   1,194,816      928,870     4,474,831     3,647,702
  Net income..............     524,766      423,826     1,694,291     1,312,532

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2001          2000         2001          2000
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                                               (unaudited)

BALANCE SHEET DATA AT PERIOD END(a):

Investment securities and
 money market instruments. $ 6,577,734  $ 5,255,615
Loans held for
 securitization...........   9,929,948    8,271,933

Credit card loans.........   8,261,575    7,798,772
Other consumer loans......   6,442,041    3,884,132
                           -----------  -----------
  Total loans.............  14,703,616   11,682,904
Reserve for possible
 credit losses............    (833,423)    (527,573)
                           -----------  -----------
  Net loans...............  13,870,193   11,155,331

Total assets..............  45,447,945   38,678,096
Total deposits............  27,094,745   24,343,595
Stockholders' equity......   7,798,718    6,627,278

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AVERAGE BALANCE SHEET DATA(a):

Investment securities and
 money market instruments. $ 7,630,010  $ 5,398,921  $  6,560,000  $ 5,082,598
Loans held for
 securitization...........   7,588,123    7,518,783     6,909,840    8,129,333

Credit card loans.........   8,425,152    7,519,626     7,887,115    6,784,742
Other consumer loans......   6,106,257    3,509,631     5,542,433    2,804,073
                           -----------  -----------  ------------  -----------
  Total loans.............  14,531,409   11,029,257    13,429,548    9,588,815
Reserve for possible
 credit losses............    (788,517)    (583,234)     (656,654)    (549,033)
                           -----------  -----------  ------------  -----------
  Net loans...............  13,742,892   10,446,023    12,772,894    9,039,782

Total assets..............  43,688,324   36,867,592    40,764,316   33,299,176
Total deposits............  26,240,020   22,749,785    25,147,782   20,654,087
Stockholders' equity......   7,556,356    6,460,047     7,039,986    5,088,882
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2001          2000         2001          2000
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                                               (unaudited)

Weighted average common
 shares outstanding
 (000)....................     851,815      851,819       851,830       820,551
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)....................     873,390      880,256       876,153       846,535
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NOTES:
(a) In December 2001, the Corporation elected to amend its securitization agreements to transfer the legal right to recoveries from charged-off securitized loans from the Corporation to the securitization transaction cashflows. Previously, the Corporation recognized these recoveries in the reserve for possible credit losses. The Corporation now includes these recoveries in other operating income and accounts receivable from securitization. As a result, the Corporation increased the provision for possible credit losses and reserve for possible credit losses, with a related increase in other operating income and accounts receivable from securitization. For purposes of comparability, certain prior period amounts have been reclassified. This reclassification did not affect the Corporation's net income, earnings per common share, or managed asset quality ratios.
(b) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) The managed delinquency ratio at September 30, 2001 was estimated to be between 4.85% and 4.95%, excluding the measures that the Corporation initiated to assist its Customers who were affected by the tragic events of September 11, 2001.
(e) In December 2000, the Corporation implemented the Federal Financial Examination Council's ("FFIEC") revised policy on the classification of consumer loans. Without the one-time FFIEC adjustment, managed loan delinquency would have been 4.94% at December 31, 2000 and managed net credit losses would have been 3.87% and 3.94% for the three and twelve months ended December 31, 2000, respectively.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.
(g) MBNA Corporation's managed income statement data reflects the Corporation's results on a managed basis. The managed income statement data reclassifies securitization income into interest income, interchange income, credit card and other fees, insurance income, interest paid to investors, credit losses, and other trust expenses.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  January 10, 2002                    By:  /s/     M. Scot Kaufman
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                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer